UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 28, 2010
                                                ------------------
                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

        California                1-8966            77-0066628
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(State or other jurisdiction    (Commission       (IRS Employer
    of incorporation)           File Number)    Identification No.)

  110 W. Taylor Street, San Jose, California           95110
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   (Address of principal executive offices)          (Zip Code)

                           (408) 279-7800
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         Registrant's telephone number, including area code

                            Not Applicable
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    (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02  Results of Operations and Financial Condition.

On April 28, 2010, SJW Corp. (the "Company") announced its financial results for the quarter ended March 31, 2010. A copy of the press release announcing these financial results is attached hereto as
Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the 2010 Annual Meeting of Shareholders of SJW Corp. held on April 28, 2010, the nine individuals listed below were elected to the Board of Directors and the appointment of KPMG LLP as the independent registered public accounting firm for 2010 was ratified by the following votes:

Proposal 1: Election of Directors:
                                                          Broker
Name of Director            In Favor      Withheld       Non-Votes
----------------           ----------     --------       ---------
Katharine Armstrong        12,012,592      235,266       4,931,633
Mark L. Cali               11,996,942      250,916       4,931,633
J. Philip DiNapoli         10,898,218    1,349,640       4,931,633
Douglas R. King            10,914,921    1,332,937       4,931,633
Norman Y. Mineta           11,992,085      255,773       4,931,633
George E. Moss             12,007,502      240,356       4,931,633
W. Richard Roth            12,004,857      243,001       4,931,633
Charles J. Toeniskoetter   11,371,664      876,194       4,931,633
Robert A. Van Valer        12,010,955      236,903       4,931,633


Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm:
                                                         Broker
      In Favor             Against        Abstain       Non-Votes
      --------             -------        -------       ---------
     16,770,697            219,716        189,078           0


Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number     Description of Document
-------    -----------------------

99.1 Press Release issued by SJW Corp., dated April 28, 2010 Announcing the 2010 First Quarter Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SJW Corp.
                            -----------------------------

April 28, 2010              /s/ David A. Green
-----------------           -----------------------------
                            David A. Green, Chief Financial
                            Officer and Treasurer


Exhibit
Number     Description of Document
-------    -----------------------

99.1 Press Release issued by SJW Corp., dated April 28, 2010 Announcing the 2010 First Quarter Financial Results

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